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                  AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT
                  ------------------------------------------


          This Amendment No. 1 to Subordination Agreement (the "Amendment") by and among Friedman's Inc. ("Friedman's"), the various Lenders now and hereafter party to that certain Loan and Security Agreement, (the "Loan Agreement") dated October 15, 1996, (the "Lenders") and LaSalle National Bank ("LaSalle"), is dated January 6, 1999.

          The parties hereto are parties to a Subordination Agreement dated October 15, 1996 (the "Subordination Agreement"). For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Subordination Agreement as follows:

          1.   Amendment.  Paragraph 2(C) of the Subordination Agreement is
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hereby deleted and a new paragraph 2(C) is substituted therefor as follows:

               (C) Agent and Lenders agree that a Blockage Notice may only be given to Friedman's if, at the time such Blockage Notice is given, a blockage period is in effect as a result of Agent having given a blockage notice under the subordination provisions of each of (i) the Note Purchase Agreement, dated as of April 13, 1990, as amended, relating to Borrower's 9% Convertible Subordinated Notes due April 15, 2000; (ii) the Indenture, dated as of January 15, 1989, as amended, relating to Borrower's 13-1/2% Subordinated Notes due 1999; and (iii) the Indenture, dated as of January 15, 1989, as amended, relating to Borrower's 14-1/2% Subordinated Notes due 1999 (collectively, the "Note Agreements").

          2.   Effectiveness.  This Amendment shall be effective when executed
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by all of the parties hereto and delivered to Agent and Friedman's.

          3.   Scope.  Except as specifically amended hereby, the Subordination
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Agreement will remain in full force and effect as executed.

          4.   Counterparts.  This Amendment may be executed in any number of
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counterparts, all of which together shall constitute one document.
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               IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above set forth.

                              FRIEDMAN'S, INC.


                              By    /s/
                                  -----------------------------------------
                              Its    Senior Vice President and CFO
                                  -----------------------------------------

                              LASALLE NATIONAL BANK,
                              As Agent and Lender


                              By    /s/
                                  -----------------------------------------
                              Its    First Vice President
                                  -----------------------------------------

                              NATIONSBANK OF TEXAS, N.A., as a Lender


                              By    /s/
                                  -----------------------------------------
                              Its    Senior Vice President
                                  -----------------------------------------


                              CIBC, INC.


                              By    /s/
                                  -----------------------------------------
                              Its    Executive Director
                                  -----------------------------------------


                              CONGRESS FINANCIAL CORPORATION
                              (CENTRAL)


                              By    /s/
                                  -----------------------------------------
                              Its    Vice President
                                  -----------------------------------------